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                                               Supplement dated October 8, 1998
                                               To Prospectus dated May 1, 1998



                        Travelers Quality Bond Account
                            for Variable Annuities



     The following information supplements the information included for the Portfolio in "Investment Objective" and "Risk Factors" in the Prospectus:

      The ability to invest in quality securities of issuers located in various foreign countries and regions is an essential part of the investment strategy used by Travelers Asset Management International Corporation ("TAMIC") in managing the Portfolio. Permissible foreign securities may include debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions. Not more than 25% of the Portfolio's total assets at the time of purchase will be invested in foreign securities. The Portfolio will not invest in emerging market securities. Foreign securities may include American Depository Receipts and other U.S. dollar-denominated securities. Permissible foreign securities must be rated at least investment grade (the four highest ratings) or deemed comparable by TAMIC.

      Subject to the Portfolio's 25% overall limit in foreign securities, there is no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that its assets are invested substantially in a single country or market, the Portfolio is
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      more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

      Investments in foreign securities may offer the opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of the Portfolio's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

      There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.



L-11165-A